EXHIBIT 23.1

                         Consent of Independent Auditors

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 3, 1999, in the Registration Statement (Form S-1) and related Prospectus of PixTech, Inc. for the registration of 16,100,000 shares of its common stock.


                                          /s/ Ernst & Young Audit

                                          ERNST & YOUNG AUDIT

                                          Represented by: Christine Blanc-Patin

Marseilles, France
September 13, 1999